UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2004

                         Meditech Pharmaceuticals, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                          000-12561                 95-3819300
 ----------------------           -------------------        ------------------
(State of Incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)

          10105 E. Via Linda, #103, PMB-382, Scottsdale, Arizona 75240
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (480) 614-2874
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     On November 10, 2004, by action without a meeting, the Registrant's Board of Directors consented to acceptance of the voluntary resignation of one of its Directors, Steven I. Kern. Registrant will fill the vacancy created by the voluntary resignation of Steven I. Kern at such time as it deems necessary.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MEDITECH PHARMACEUTICALS, INC.
                                                 (Registrant)



November 11, 2004

                                      By: /s/  G. N. Kern
                                         ---------------------------------------
                                               G. N. Kern
                                               Chief Executive Officer